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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2)
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Schwab Capital Trust
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                    -------------------------------------------

         2)  Form, Schedule or Registration Statement No.:
                                                          ---------------------

         3)  Filing Party:
                          -----------------------------------------------------

         4)  Date Filed:
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1701 Market Street                                             Morgan, Lewis
Philadelphia, PA 19103                                         & Bockius LLP
(215) 963-5000                                                 COUNSELORS AT LAW
Fax:  (215) 963-5299

April 25, 2000

VIA EDGAR

Filing Room
Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, D.C.  20549

Re:      Schwab Capital Trust
         File Nos. 33-62470 and 811-7704


Dear Ladies and Gentlemen:

On behalf of each fund in the above noted Trust (the "Trust"), we submit for filing pursuant to the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, a definitive copy of other solicitation material ("Definitive Proxy Materials") for the Special Meeting of Shareholders ("Special Meeting") of the Trust scheduled to be held on June 1, 2000.

The Trust intends to distribute Definitive Proxy Materials to shareholders on or about April 28, 2000.

Should you have any questions regarding the above please contact the undersigned at (215) 963-5037.

Very truly yours,

/s/ Timothy W. Levin
-----------------------------
Timothy W. Levin


cc:      Amy L. Mauk
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                               [SchwabFunds Logo]


4/28/2000

Dear Shareholder:


We recently mailed proxy materials so that you could vote on important proposals that affect your SchwabFunds investment. As of this mailing, your vote has not yet been received. If you have recently voted your shares, please accept our thanks and disregard this mailing.

For your convenience, we have enclosed duplicate proxy ballot(s), voting instructions and a postage-paid return envelope. If you would like to receive a replacement copy of the proxy statement, have questions regarding the proposals or would like help voting your shares, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 1-800-431-9633.

As indicated in the proxy statement, your Board of Trustees believes the proposals are in the best interests of the funds and their shareholders and recommends a vote FOR each proposal.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. YOUR PROMPT REPLY WILL HELP SAVE THE FUNDS COSTS ASSOCIATED WITH FURTHER SOLICITATION EFFORTS.

Voting your shares is easy -- you can even use the internet or your touch-tone telephone to vote. Directions for voting your shares by internet and telephone are included on the enclosed proxy ballot(s). These convenient voting options reduce proxy vote expenses, which translates into savings for the funds and their shareholders. Alternatively, you may sign, date and mail your proxy ballots in the enclosed postage-paid envelope.

Thank you for your attention to this important matter.

Sincerely,


Jerry Chafkin
President, SchwabFunds